Exhibit 99.1

AGP Battery Metals Conference March 16, 2022 All figures in US Dollars In the Los Azules Project, San Juan, Argentina McEwen Copper, a subsidiary of Surfacing Copper Value

MUX MUX: Cautionary Statement This presentation and the information included herein do not constitute an offer to buy or the solicitation of an offer to subscribe for or to buy any of the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward-looking Statements"). The Forward-looking Statements are intended to be subject to the safe harbor provided by Section 27a of the Securities Act of 1933, Section 21e of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995. The Forward-looking Statements express, as at the date of this presentation, McEwen Mining Inc. (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies. There can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward-looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. Readers should not place undue reliance on Forward-looking Statements, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update Forward-looking Statements as a result of new information or events after the date hereof, except as required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Quarterly Report on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021, September 30, 2021, and other filings with the Securities and Exchange Commission (the “SEC”), under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward-looking Statements. All Forward-looking Statements made in this presentation are qualified by this cautionary statement. Unless otherwise stated, all currency information quoted in this presentation is in U.S. dollars. The technical contents of this presentation, including reserves, have been reviewed and approved by Peter Mah, P.Eng., COO; the exploration technical contents of this presentation including resources content have been reviewed and approved by Stephen McGibbon, EVP Exploration and Luke Willis, P. Geo., Director of Resource Modelling; all are Qualified Persons as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". Securities and Exchange Commission (“SEC”). Definitions of terms under NI 43-101 differ materially from the definitions of those and related terms in Industry Guide 7 (“Industry Guide 7”) promulgated by the SEC. Under U.S. standards, mineralization may not be classified as a “Reserve” unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Under Industry Guide 7 standards, a “Final” or “Bankable” feasibility study or other report is required to report reserves, the three-year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate government authority. One consequence of these differences is that “reserves” calculated in accordance with Canadian standards may not be “Reserves” under Industry Guide 7 standards. U.S. investors should be aware that the McEwen Mining properties with reserves as defined by Industry Guide 7 are the Black Fox mine, the Gold Bar project and the San Jose mine. All other properties do not have “Reserves” as defined by Industry Guide 7 and Investors are cautioned not to assume that any part or all the disclosed mineralized material will be confirmed or converted into Industry Guide 7 compliant “Reserves”. MUX

MUX LOS AZULES in the Prolific Andes Copper Belt Altar - Aldebaran Res. Filo del Sol – Filo Mining Josemaria Mara(Alumbrera/Agua Rica) Los Azules - McEwen Copper Barrick Veladero mine & Pascua Lama project Glencore El Pachon mine Fortescue 2,930 km2 in Cu-Au prospective projects Lundin Mining Filo del Sol project & Josemaria project Aldebaran Resources Altar project Mineros (Ex Yamana) Gualcamyo mine l In Pro-Mining San Juan province, Argentina l Companies mining, developing & exploring in San Juan:

MUX Los Azules – 9th Largest Undeveloped Copper Project in the World Feb 2022

MUX Los Azules: A Significant Copper Resource Source: Preliminary Economic Assessment (PEA) Oct 16, 2017 - “NI 43-101 Technical Report – Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch). Conceptual Process Plant Indicated Inferred Animated Project Video: https://youtu.be/swTAsZlLxfI Tonnes Copper lbs Gold oz Silver oz Indicated 962 Million 10.2 Billion 0.48% 1.7 Million 0.06 g/t 55.7 Million 1.8 g/t Inferred 2,666 Million 19.3 Billion 0.33% 3.8 Million 0.04 g/t 135.4 Million 1.6 g/t

MUX Target (Project) Buyer Location PA Date Cu Price @ PA Date Development Stage CuEq R&R Acquired (billion lbs) CuEq Grade % US$/ lb Cu Eq 1 Peregrine Metals Ltd (Altar) Stillwater Mining Company Argentina 07/11/2011 $4.37 Resource 12.6 0.45% $0.036 2 Mason Resources Hudbay Minerals USA 10/31/2018 $2.66 PEA 14.1 0.35% $0.002 3 Lumina Copper (Taca Taca) First Quantum Minerals Argentina 06/17/2014 $3.06 PEA 33.1 0.48% $0.012 4 Antares Minerals Inc First Quantum Minerals Peru 10/18/2010 $3.86 PEA 13.0 0.60% $0.034 5 Kamoa Copper Project Zijin Mining DRC 05/26/2015 $2.78 PEA 26.1 2.50% $0.015 Los Azules Argentina PEA 32.9 0.41% $0.006 6 Far West Mining Capstone Mining Chile 04/17/2011 $4.26 PFS 4.3 0.36% $0.155 7 Reservoir Minerals Nevsun Resources Serbia 04/24/2016 $2.27 PFS 3.1 4.78% $0.134 8 Upper Kobuk Mineral Projects South32 Limited USA 04/10/2017 $2.60 FS 5.1 2.10% $0.026 9 Pinto Valley from BHP Capstone Mining USA 04/29/2013 $3.23 FS 7.9 0.35% $0.080 10 Augusta Resources (Rosemont) Hudbay Minerals USA 02/10/2014 $3.23 FS 7.3 0.50% $0.069 11 Norsemont (Constancia) Hudbay Minerals Peru 01/10/2011 $4.27 FS 5.3 0.47% $0.080 12 Indophil Resources (Tampakan) Alson Group Philippines 09/23/2014 $3.04 FS 32.2 0.60% $0.008 Avg PEA $0.014 Avg PFS $0.145 Avg FS $0.053 Total Avg $0.059 $US/ lb Paid for 12 Large Copper Deposits Sold in 2010-2018 Illustration of Growth in Value by Progressing from Resource to PFS and FS Legend PA - Public Announcement PEA - Preliminary Economic Assessment PFS - Pre-Feasibility Study FS - Feasibility Study

MUX Surfacing Value for MUX • $ 80 M financing expected to close Q1 2022 • Fully fund to prefeasibility stage and complete by end H2 2023 • Pre-Money Value used for $80 M financing1: $175 M or $0.006/ lb CuEq • Post financing ownership: M – millions. As of Mar 11, 2022: MUX shares outstanding: 474 M. Current MUX Market Cap $422 M 1. Ongoing financing. Potential Value @ Cu Price/ lb Value of Los Azules Value of MUX's 69% $0.03 $987 M $681 M $0.05 $1,645 M $1,135 M McEwen Mining 17.5 M Shares 69% New Investors 8.0 M Shares 31%

MUX McEwen Copper: Use of Funds for Los Azules Purpose: l De-risk l Update PEA H2 2022 l Prefeasibility study (PFS) H2 2023 l Upgrade resource estimate with more drilling & test extents l Construct new year-round road access l Begin early stakeholder engagement and permitting

MUX Los Azules - Drilling Program 44,000 meters Definition Drilling + 9,000 meters Geotechnical/ Metallurgical 5 drills on site The Los Azules camp, supporting the drilling program.

MUX Los Azules Schematic Geology Model Source: NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina. 2017

MUX Los Azules Grade Estimation Model Source: NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina. 2017 Longitudinal Section X-Section Click to add text Looking East Looking North

MUX Los Azules – Exploring Further for Deeper Opportunity The Los Azules camp, supporting the drilling program. 0.46% Cu / 120m 1.12% Cu / 50m 0.50% Cu / 98m BXA Dior. Plu. Dior. Plu. & BXA

MUX Los Azules Earlier Stage Project That Ranks #1: Lower Altitude, Closer to Power and Easier Access Project Los Azules Rank Los Azules Filo Del Sol Josemaria Veladero Stage PEA PFS FS Mining since 2005 Altitude Pit 3,100 – 4,100 m 4,900 – 5,300 m 4,000 – 4,500 m 3,700 – 4,600 m 1 / 4 Camp 3,300 m 4,000 m 4,000 m 3,900 m Gravel Road Access Current 120 km 2 passes > 4,100 m, open Nov - May 240 km Argentina side 244 km 155 km 1 pass > 4,850 m 1 / 4 Future 115 km open year-round, in progress 130 km Chile side, proposed - - Proposed Power Grid 118 km connection to San Juan grid 127 km connection to Chile grid 252 km connection to San Juan grid None. On-site diesel generator 1 / 4 Source: Company reports

MUX Community Engagement for Los Azules 5 Community Plans Ongoing – Led lights for the village – completed – Construction materials for health post in Villa Nueva (90% completed) – Support police infrastructure – Eco friendly totems for Calingasta – provide hot water and usb charges using solar power – Education – donate 1million ARS to support the dictation of a Diploma in Calingasta in association with local universities • 52 jobs created since Sep ‘21 • PCR lab, hardware store, machinery rental, carpentry by local Calingasta providers • Roads maintained/built by local San Juan providers

MUX Los Azules Project Leadership Team Michael Meding – Vice President Michael Meding has over 20 years of international experience, mostly with major mining companies such as Barrick Gold and Trafigura, including extensive experience with project development and operations in Argentina. While at Barrick Gold’s Veladero mine Argentina, he played a key role in the turnaround, extension of the mine life, and subsequent strategic partnering with Shandong Gold. Mr. Meding is trilingual (Spanish-English-German) and holds an MBA from the Indiana University in Pennsylvania as well as an MBA from the Leipzig Graduate School of Management in Germany. Ruben Wallin - Environment, Safety & Community Ruben is an environment and sustainability professional with more than 30 years of experience in the global mining industry. He has broad corporate and operational management experience in the areas of environment, health and safety, community relations, government relations, permitting and tailings management. Ruben has worked extensively throughout South America and Africa and is experienced in current global industry standards and best practices. In Canada, he has been involved in the successful operation of the Detour Lake Mine, the Canadian Malartic Mine and the Victor Mine. Before joining McEwen Mining, Ruben held the position of Vice President of Environment and Sustainability for Detour Gold Corporation. Dave Tyler - Project Director Dave is a senior mining executive with over 30 years of expertise in innovation, planning, engineering, permitting, startup and operations of successful mines internationally. He has authored multiple feasibility studies of major precious and base metals mining projects globally including in South America. Mr. Tyler was previously the Study Director for Newmont Mining, VP Technical Services for Coeur Mining and was the Vice President Project Development for Twin Metals, leading a $1.1B Copper-Nickel development project near an environmentally sensitive national wilderness area. Gary Cochran - Project & Construction Manager Gary is fluent in Spanish and is a seasoned mining and construction professional with over 35 years experience in surface mining and associated construction works. Gary has successfully led multiple large-scale projects and trained personnel to high standards of safe economical operation in all aspects of mining and construction. Gary was the Construction & Project Manager for Hudbay Minerals’ Constancia Copper Mine in Peru. He also managed the El Brocal Zinc open pit mine operations near Cerro de Pasco, Peru. He was involved in managing winter operations and an advisor to Barrick’s Veladero project in Argentina.

Reasons to Buy MUX 1. Surfacing Copper Value 2. Turnaround in Progress 3. Unique Insider Ownership NYSE & TSX All figures in US Dollars AGP Battery Metals Conference March 16, 2022

MUX Fox (Froome) Gold Bar El Gallo MUX: Diversified Growth Pipeline Gold, Silver, Copper Assets Gold 6 Development Projects Fox Copper Los Azules El Gallo (Fenix) Argentina Mexico Nevada Ontario 4 Mines Gold Gold & Silver Gold & Silver San Jose (Grey Fox, Stock, Froome, Fuller)

MUX Management Team Rob McEwen Chairman & Chief Owner Rob has $1/ year salary, has invested $165 million in McEwen Mining and owns 18% of the company’s outstanding shares. He is the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame. Anna Ladd-Kruger CFO Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO o f Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid-tier producer. Anna is CPA, CMA, and holds MSc in Economics (Queen's University) and BComm (UBC). Peter Mah COO Peter has 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. Peter set a strong track record in building, transitioning and operating mines. Peter holds BASc in Mining and Mineral Process Engineering and MASc (UBC). Stephen McGibbon Executive Vice President, Exploration Professional Geologist with extensive exploration, mine production & North American management experience, Steve was senior member of the team that discovered Goldcorp’s High Grade Zone deposit in Red Lake & drove Premier Gold’s exploration success, key asset purchases & revitalization at Geraldton mining camp. Adrian Blanco S. Director Operations, Mexico & USA Adrian has extensive mining experience, held executive positions in the Americas, led business transformations towards profitability, promoted highest standards of safety & operational excellence. He holds BBA, Chem. Eng., MSc in Corporate Finance (Salford Business School) & Executive Management certification (IPADE). Rory Greyvensteyn Director Operations, Canada Rory has over 30 years of mining experience in diversified operations, from deep level gold mining in South Africa to open pit diamond mining in Canada. He has a strong background in production and large contract management. Rory holds a BSc in Mining Engineering and a NHD in Metal Mining.

MUX 2021 Highlights 1. Gold Equivalent Ounces (GEOs) are calculated based on a gold to silver price ratio of 73:1 for Q3 2021, 68:1 for Q1 and Q2 2021, 94:1 for Q1 2020, 104:1 for Q2 2020, 79:1 for Q3 2020 and 75:1 for full year (FY) 2021. 2. Cash costs per ounce, all-in sustaining costs (AISC) per ounce, and liquid assets are non-GAAP financial performance measures with no standardized definition under U.S. GAAP. For definition of the non-GAAP measures see "Non-GAAP Financial Measures" section in the March 1, 2022 press release "McEwen Mining: 2021 Year End and Q4 Results"; for the reconciliation of the non-GAAP measures to the closest U.S. GAAP measures, see the Management Discussion and Analysis for the year ended December 31, 2021, filed on Edgar and SEDAR.. Cash and liquid assets include $40 million from the first tranche of private placement for the advancement of the operations of McEwen Copper. • 2021 Production Ounces Increased – 118.5 Koz Gold + 2.6 Moz Silver = 154.4 K Gold Equivalent Ounces (GEO1) – Above the midpoint of 2021 guidance – 34% higher than 2020 • 2021 Production Costs/oz decreased. Focusing on further reductions. – $1,453 Cash costs(2)/GEO from 100%-owned mines (18% lower than 2020). – $1,635 all-in sustaining costs (AISC)(2)/GEO from 100%-owned mines (21% lower than 2020). • $10 M dividend received from San José mine for the year • $63.5 M(2) cash & liquid assets @ Dec 31, 2021 • $16 M exploration programs

MUX INCREASED Production in 2021 Q4 & Year 2021 Compared to Q4 & Year 2020 2021 vs 2020 INCREASED Production in Q4 2021 INCREASED Production in 2021 Q4 2021 (GEOs) Q4 2020 (GEOs) Q4 2021 vs Q4 2020 2021 (GEOs) 2020 (GEOs) 2021 vs 2020 Gold Bar Mine, Nevada 9,950 6,000 +66% 43,850 28,000 +57% Fox Complex, Canada 9,500 8,000 +18% 30,060 24,400 +23% San José Mine, Argentina 20,200 14,600 +38% 76,800 54,500 +41% Gold Equivalent Ounces (GEOs) are calculated based on a gold to silver price ratio of 94:1 for Q1 2020, 104:1 for Q2 2020, 79:1 for Q3 2020, 77:1 for Q4 2020, 68:1 for Q1 2021, 68:1 for Q2 2021, 73:1 for Q3 2021 and 77:1 for Q4 2021.

MUX DECREASED Costs in 2021 Year 2021 Compared to Year 2020 2021 vs 2020 DECREASED Cash Costs/ GEO DECREASED AISC/ GEO 2021 ($/GEO) 2020 ($/GEOs) 2021 vs 2020 2021 ($/GEOs) 2020 ($/GEOs) 2021 vs 2020 Gold Bar Mine, Nevada 1,687 2,106 -20% 1,753 2,459 -29% Fox Complex, Canada 1,108 1,397 -21% 1,461 1,650 -11% San José Mine, Argentina 1,262 1,335 -5% 1,603 1,616 -1% Gold Equivalent Ounces (GEOs) are calculated based on a gold to silver price ratio of 94:1 for Q1 2020, 104:1 for Q2 2020, 79:1 for Q3 2020, 77:1 for Q4 2020, 68:1 for Q1 2021, 68:1 for Q2 2021, 73:1 for Q3 2021 and 77:1 for Q4 2021. As the pandemic-related costs for 2021 at San José have been included in the 2021 calculations for cash costs and AISC per GEO, cash costs and AISC per GEO in 2020 for San José have been recalculated to include the 2020 pandemic-related costs.

MUX Liquidity at December 31 – 2021 vs 2020 (Millions of Dollars) Dec 31 2021 Dec 31 2020 Cash & Cash Equivalents $ 54.3 $ 20.8 Liquid Assets 63.5 25.9 Working Capital 32.6 7.9 Debt Principal 50.0 50.0

MUX San José Mine, Argentina (49%)(2) Gold (oz) 34,500-38,500 Silver (oz) 2,520,000-2,800,000 GEOs(1) 69,500-77,500 Gold Bar Mine, Nevada GEOs(1) 38,000-44,000 Black Fox Mine, Canada GEOs(1) 44,000-49,000 Total Production Gold (oz) 118,000-133,000 Silver (oz) 2,520,000-2,800,000 GEOs(1)(4) 153,000-172,000 2022 Production Guidance 1.Gold Equivalent Ounces (GEOs) are calculated based on a gold to silver price ratio of 72:1. 2. Represents the portion attributable to us from our 49% interest in the San José Mine. 3. Cash costs per GEO and all-in sustaining costs (AISC) per GEO are non-GAAP financial performance measures with no standardized definition under U.S. GAAP. For definition of the non-GAAP measures see the Management Discussion and Analysis (Form 10-K) for the year ended December 31, 2021, filed on EDGAR and SEDAR. 4. Residual heap leaching at the El Gallo Project in Mexico is expected to produce 1,500 GEOs in 2022.

MUX 2022 Costs Guidance 1.Gold Equivalent Ounces (GEOs) are calculated based on a gold to silver price ratio of 72:1. 2. Represents the portion attributable to us from our 49% interest in the San José Mine. 3. Cash costs per GEO and all-in sustaining costs (AISC) per GEO are non-GAAP financial performance measures with no standardized definition under U.S. GAAP. For definition of the non-GAAP measures see the Management Discussion and Analysis (Form 10-K) for the year ended December 31, 2021, filed on EDGAR and SEDAR. 4. Residual heap leaching at the El Gallo Project in Mexico is expected to produce 1,500 GEOs in 2022. Cash Costs /GEO(3) AISC /GEO(3) 100% Owned Mines Quarterly Estimates Q1 $1,940-2,100 $2,340-2,560 Q2 $1,330-1,430 $1,670-1,810 Q3 $1,190-1,280 $1,420-1,530 Q4 $1,060-1,140 $1,170-1,260 Full Year Average $1,310-1,410 $1,570-1,690 49% Owned San José Mine Full Year Average $1,330-1,370

MUX Fox PEA: Higher Production, Longer Life * * Case A includes Froome into the development of mines at Stock West, Grey Fox and Fuller deposits for the Fox PEA. Case B shows the incremental return on investment provided by the expansion of the Fox mill to 2,400 TPD and the development of mines at Stock West, Grey Fox and Fuller deposits. Based on the Jan 26, 2022, press release “McEwen Mining: Fox PEA – Higher Production, Longer Life”. PEA Highlights Case A Case B Mine Life 12.3 yrs for 885,400 oz Au 9.3 yrs for 751,700 oz Au Avg Annual Production 72,000 oz Au 80,800 oz Au Avg Cash Costs/ oz $800 $770 Avg AISC/ oz $1,225 $1,250 Gold Price Sensitivity Cases ($/oz Au): Downside ($1,500) Base ($1,650) Upside ($1,800) Downside ($1,500) Base ($1,650) Upside ($1,800) NPV(5%) After-Tax $108 M $175 M $240 M $81 M $137 M $192 M IRR After-Tax 15% 21% 26% Payback 6.5 yrs 5.9 yrs 5.4 yrs

MUX Exploration Driving Near-Term Production Growth & Mine Life Overview Fox Complex Froome Drill Results Stock West Initial Mineral Resource Estimate Green Carbonate (CGR) Extension to FW Stock Mine Shallow Extensions and Some Deeper Drilling Nevada Exploration Resource Expansion Drilling at Cabin North & SW Pick Target Generation & Refinement

MUX Fox Complex - Froome: Longer Intercepts, Shallower Depth Than Black Fox Expansion Potential U/G Definition & Delineation 76% Success Rate! One Year Added to Mine Life! Above 140L & Below 200L Longitudinal Section Looking North

MUX Surface -500mL Stock West Stock Mine 137 Koz Au historic production Longitudinal Section Looking North -500mL -330mL -330m Fox Complex - Stock Exploration Gold Grade x Width (g/t x m) 50 to 100 25 to 50 10 to 25 5 to 10 >100 Porphyry Sill Stock East 200m envelope 200m Next Discovery Near-Term SM21-202

MUX Fox Complex: Stock Exploration From Discovery to Resource Surface Cog 0.5g/t Au X-Section looking NE Longitudinal Vertical Section Looking NW SM21-202 4.29 g/t / 21 m S19-95 27 g/t / 7 m Stock West MRE Meas+Ind = 144,000 ozs Au @ 3.83gpt Au Inferred = 111,000 ozs Au @ 3.30gpt Au

MUX Gold Bar: Mineralization Model WNW ESE Shallow oxide/sulphide and extension of existing mineralization Deep large, high-grade Au potential (untested) Target Types Generalized Cross Section Looking Northeast Possible Intrusion?

MUX Gold Bar: Near Mine Extensions Ridge North Connector Footwall Cabin North Cabin South Pick Southwest East Pick Extension Confidence Level High Medium Lower Resource Expansion Target Area Existing Open Pit 2022 Indicated Resource Potential Ridge North East Pick Extension Pick Southwest Cabin South Extension Cabin North

MUX Gold Bar - SW Pick Drilling GBSW001 (assays pending) GBSW006 (assays pending) GBSW005 GBSW003 (in progress) GBSW002 (assays pending) GB706 0.856 g/t Au, 150-270 ft, r=88% GB710 0.682 g/t Au, 155-220 ft, r=93% Fault Zone Resource Expansion 2022 Near-Mine Potential Updated Mapping Simplified Modeling Drill Immediate Extensions 3-Yr Endowment Potential Ridge North Cabin North Connector Footwall Pick Southwest Cabin/Rojo Atlas Pit

MUX San José Mine N Production 20206 231,000 oz Au 20 km Newmont Cerro Negro Mine 12 miles San José - High Grade in the Americas (49%-Owned) Property outline - Large Property - High Grade Mine - Surrounds Newmont - Ciclon Este New Greenfield Project San José Mine

MUX San José – Q3 2021 San José & Saavedra Drilling Results Amelia Tensional HVN Olivia SJD-2329: 3.0m @ 13.0g/t Au & 1,740g/t Ag SJD-2342: 4.3m @ 14.9/t Au & 1,381g/t Ag SJD-2361: 0.9m @ 3.4g/t Au & 323g/t Ag SJD-2346: 1.8m @ 6.7g/t Au & 582g/t Ag SJD-2385: 0.8m @ 2.6g/t Au & 196g/t Ag SJM-547: 2.0m @ 7.8g/t Au & 366g/t Ag San José Q3: 3,967 m, 9 DDH, six of them with economic impacts SJD-2328: 2.0m @ 5.5g/t Au & 6g/t Ag SJD-2351: 1.1m @ 12.6g/t Au & 7g/t Ag SJD-2371: 6.3m @ 44.4g/t Au & 34g/t Ag SJD-2378: 1.9m @ 7.3g/t Au & 81g/t Ag SJD-2353: 2.4m @ 3.8g/t Au & 40g/t Ag SJD-2372: 1.9m @ 14.5g/t Au & 342g/t Ag SJD-2378: 2.0m @ 8.5g/t Au & 24g/t Ag SJD-2378: 2.8m @ 5.1g/t Au & 13g/t Ag Betania Florencia Agostina Saavedra Q3: 5332 m, 35 DDH, five of them with economic impacts

MUX San José - High Grade in the Americas (49%-Owned) Ciclon Este Location from San José Straight line: 70 km south Partially surrounded by mining properties of MSC (Red polygon) that we have reviewed and we have no continuity of mineralization. 12 km of veins with high surface silver grades. No drilling, open at depth and opportunities for new bulk mineralization in stockworks not evaluated by the owner. Endowment: It is part of a group of Silver-rich projects 45 x 35 km, consisting of Santa Rita, Virginia (from Mirasol), Lejano, Don Adamo and Cyclon E of Yacimiento Patagónicos SA.

MUX San José - High Grade in the Americas (49%-Owned) 1.- Continuidad en profundidad de altas leyes de plata en las vetas conocidas Ester; Ingrid; Juli; Maira; María; Monolito; Magda; Pia; Mariú; C° Arturo; Veta Sur, del sistema NNE y Vetas Mica, Reina y Fiorella del sistema WNW. 2.- Alta posibilidad de encontrar nuevas vetas sub paralelas u oblicuas a las conocidas , tal cual indican los sub afloramientos actualmente en mapeo 3.- Chance de mineralización en el stockwork con vetillas de cuarzo colloforme – crustiforme (1/2cm) asociado a vetas conocidas (aún sin dimensionar) Vetas Ciclón Este Propuesta perforación Drill Testing 6 Sondeos DDH, 1800 m en total (1) (de 1 a 6 en la figura) 1 2 3 4 5 6 Vista de Veta Maria y sub paralelas, desde Veta Juli Veta Juli > 1k Ag Stockworck asociado a vetas principales, sin dimensionar (1) Previa revisión geológica de terreno para ajustar locación del collar Fiorella Reyna Stockwork y vetillas paralelas a las vetas Sulfosales Ag en vinillas en roca caja V. María 2022 Objective: Demonstrate Continuity of High Silver Grades @ Depth • High grade surface grab samples >10,000 ppm Ag • Mineralized veins and stockworks on surface • 6 drill holes in 2022,1800 m • Bulk mining potential?

MUX $205M Investment 1 A CEO With a Financial Commitment 18% $1/Yr Ownership Salary Rob McEwen 18% Institutional 26% Retail 56% 1 - Rob McEwen’s investments: $140 million in McEwen Mining shares and $25 million (Aug 13, 2018 press release), plus $40 million in McEwen Copper shares. 2 - Average Daily Trading Volume over 3 months. 3 - Holdings in million shares. Source: Bloomberg, March 11, 2022. MUX Shares Top 10 Holders 3 Ownership Distribution Rob McEwen 82.2 M Van Eck Associates 20.7 M State Street Corp 10.2 M BlackRock 8.4 M Mirae Asset Global Investments 8.4 M Invesco Ltd 7.6 M Weiss Asset Management 7.5 M Two Sigma Investments 7.4 M Vanguard 6.3 M Mmcap International 4.6 M Outstanding : 474 M Fully Diluted : 510 M ADTV 2 : 2.8 M Price : US$0.89 Market Cap : US$422 M

MUX Rob McEwen Chairman and Chief Owner McEwen Mining & McEwen Copper rob@mcewenmining.com Stefan Spears Vice President, Corporate Development stefan@mcewenmining.com (647) 408-1849 Tara Saratsiotis Executive Assistant to Rob McEwen tsaratsiotis@mcewenmining.com (647) 258-0395 x230 Contact for Additional Information

MUX Appendix

MUX Los Azules: Robust Preliminary Economics 1 Preliminary Economic Assessment (PEA) Oct 16, 2017 - “NI 43-101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch). All project economic metrics are presented on a post-project approval basis (after completion of additional drilling, prefeasibility and feasibility studies). All economic assessments are calculated at the Los Azules project level and do not include certain costs including corporate office, interest, financing and exploration expenses. Avg annual production 1st 13 yrs Mine life Initial capex Base case Cu price Payback After-tax IRR After-tax NPV(8%) 415 Million lbs Cu @ $1.14/lb cash cost 36 yrs $2.4 Billion $3.00/lb 3.6 yrs 20.1% $2.2 Billion Highlights of the 2017 Los Azules PEA1 (Hatch Engineering)

MUX Los Azules: NPV Sensitivity Change from Base Case (%) Copper Price ($/lb) -50% -25% 100% +25% +50% $1.15 $2.25 $3.00 $3.75 $4.50 $6 $5 $4 $3 $2 $1 Cu Price Au Price Ag Price Grade CAPEX OPEX OPEX - Mining OPEX - Process OPEX – G&A $0 $-1 $-2 NPV8% Billions US$ After-tax NPV(8%)1 l $2.2B at $3.00/lb copper l $5.7B at $4.50/lb copper 1 Preliminary Economic Assessment (PEA) Oct 16, 2017 - “NI 43-101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch). All project economic metrics, including net present value (NPV), are presented on a post project approval basis (after completion of additional drilling, prefeasibility and feasibility studies). All economic assessments are calculated at the Los Azules project level and do not include certain costs including corporate office, interest, financing and exploration expenses.

MUX 1. Modern solutions good for the people, planet and profit 2. Design the most technologically advanced copper mine possible 3. Minimize negative impacts while maximizing positive social impacts 4. Lowest carbon footprint, greenest mine possible; maximize green energy solutions 5. Maximize local and regional shared benefits; create lasting legacy opportunities 6. Maximize automation and digital twin benefits inclusive of training & education locally 7. Maximize use of enabling technologies, such as digital data warehousing, integrated software solutions & analytics 8. Appeal to the Socially Responsible Investor & wider investment audience, with emphasis on Ethical Mining and Environmental, Social & Governance (ESG) Los Azules Vision: EverGreen Objectives

MUX Los Azules Development to Use Digital Twinning • Project team will optimize results using digital twinning, an integrated dynamic simulation model for mine and processing plant facilities based on Andritz Automation’s IDEAS software https://www.andritz.com/products-en/group/automation/simulation/ideas-simulation-solution. • The simulation model will serve as a digital twin to the actual process plant and other facilities to be constructed at Los Azules. • The tool can adequately train and certify operational staff before the start-up of the actual plant. • Pairing of virtual and physical worlds allows analysis of data and monitoring of systems in order to - identify potential operational issues before they occur - prevent downtime - develop new opportunities - plan using simulations. “Digital twins are becoming a business imperative, covering the entire lifecycle of an asset or process, and forming the foundation for connected products and services. Companies that fail to respond will be left behind.” Thomas Kaiser, SAP Senior VP of IoT

MUX Digital Twinning Will Speed Up the Advancement of the PFS The digital twin simulation will improve project-related processes and engineering analysis. Anticipated Benefits - Dynamic scenario analysis for consideration of project alternatives and optimization - Integrated mine to mill analysis - Optimal scale and sizing leading to faster detailed design completion with less re-work - Design validation of systems, equipment, and instrumentation and control systems development - Accurate analysis of power requirements and energy optimization - Operating cost optimization and more accurate estimations and variability assessments - A full asset register and accurate bill of materials, leading to better capital estimates and certainty - Improved start-up timing and more efficient ramp-up to full operational capacity.

MUX 14,000 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 Incentive Cost Curve for Unapproved Copper Projects New Prosperity Tenke Phase 3 Pebble El Abra Mill Al Arco Galore Creek Los Azules Los Chancas Salobo 3 San Nicolas Canaria Norte Harper Creek Kamoa - Kakula Resolution Kansanshi Sulphide Ann Mason Los Helados Ajax Cuajone Kerr - Sulphurets - Mitchell Rosemont Nueva Union Galeno Radomiro Tomic Collahuasi GL4 Koksay Los Calatos Michiquillay Haquira Quebrada Blanca II Schaft Creek La Granja Mina Justa Udokan Inca de Oro Agua Rica Cotabambas Los Pelambres 205 Frieda RIver Cristalino Andina Phase 2 Tampakan Centinala DMC Zafranal Wafi Golpu Taca Taca Cerro Casale El Pachon Josemaria Aynak King King Required copper price (US$/t Cu) Cumulative Production (Paid kt Cu) Spot Copper Price Source: Oct 4, 2018 Copper Top Projects Report by Goldman Sachs Global Investment Research. *According to April 13, 2021 Goldman Sachs Report. Los Azules - One of the More Compelling Development Opportunities in the Marketplace Price Required at Risked-IRR (12%)* Q1 Q2 Q3 Q4

MUX MUX: Reserves & Resources Mineral Resources Source: Company disclosures to January 26, 2022. Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Gold Resources Measured Indicated Measured + Indicated Inferred 43-101 Au Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.9 7.89 218 0.5 5.68 89 1.3 7.09 307 0.9 5.58 164 Los Azules - - - 962.0 0.06 1,700 962.0 0.06 1,700 2,666.0 0.04 3,800 El Gallo Heap Leach 8.8 0.59 167 1.2 0.6 23 10.0 0.59 190 0.1 0.66 3 El Gallo Silver 1 0.08 3 3.5 0.13 15 4.5 0.12 18 0.1 0.14 0 Tonkin 17.5 1.44 820 14.7 1.34 627 32.3 1.39 1,447 8.4 1.13 311 Cabin - - - 0.4 0.81 10 0.4 0.81 10 Gold Bar South - - - 2.3 0.99 74 2.3 0.99 74 0.3 1.06 11 Pick - - - 12.6 0.91 368 12.6 0.91 368 1.0 0.85 27 Ridge - - - 1.4 0.89 39 1.4 0.89 39 0.7 0.65 14 New Pass (50%) 5 0.97 156 0.1 0.59 1 5.1 0.97 157 - - - Limo 5.9 0.89 168 3.7 0.61 73 9.6 0.78 241 2.2 0.7 51 Davidson Tisdale Main Open Pit 0.45 2.44 36 0.2 2.43 14 0.6 2.44 49 - - - Buffalo Ankerite Open Pit - - - 3.8 2.37 293 3.8 2.37 293 2.7 2.31 203 Paymaster Open Pit - - - 2.8 1.61 145 2.8 1.61 145 0.8 1.61 43 Davidson Tisdale Main Underground 0.02 6.64 4 0.0 4.91 7 0.6 5.43 10 0.1 4.2 10 Davidson Tisdale S-Zone Underground 0.34 5.5 60 0.4 4.52 60 0.7 4.96 120 0.4 4.68 58 Buffalo Ankerite Underground - - - 3.3 4.76 500 3.3 4.76 500 2.8 4.05 367 Paymaster Underground - - - - - - - - - 0.1 6.14 26 Fuller - - - 1.1 4.25 157 1.1 4.25 157 0.7 3.41 76 Black Fox Mine 0.4 5.35 64 0.1 5.06 19 0.5 5.28 84 0.2 5.32 41 Tamarack - - - 0.8 1.83 46 0.8 1.83 46 - - - Grey Fox - - - 7.6 4.8 1,168 7.6 4.80 1,168 1.7 4.35 236 Froome Underground 0.79 4.47 113 0.6 3.92 81 1.4 4.22 194 0.3 3.32 29 Stock West - - - 1.2 3.83 144 1.2 3.83 144 1.0 3.3 111 Stock East Open Pit - - - 2.0 1.26 83 2.0 1.26 83 0.3 0.91 8 Stock East Underground - - - 0.4 3.19 38 0.4 3.19 38 - - - TOTAL 1,808 5,774 7,583 5,589

MUX MUX: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosures to March 11, 2021.Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43-101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.9 484 13,359 0.5 335 5,278 1.3 429 18,599 0.9 345 10,115 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 El Gallo Heap Leach Material 8.8 2 451 1.2 2 67 10.0 2 518 0.1 2 7 El Gallo Silver 1.0 155 4,791 3.5 127 14,228 4.5 133 19,019 0.1 129 286 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 19,920 75,942 95,825 145,808 Attributable Copper Resources Measured Indicated Measured + Indicated Inferred 43-101 Cu Resources Tonnes (millions) % Cu Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Los Azules - - - 962.0 0.48 10,200 962.0 0.48 10,200 2,666.0 0.33 19,300

MUX MUX: Cautionary Note Regarding NON-GAAP Measures In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP ("non-GAAP") performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies. Total Cash Costs per GEO, and All-in Sustaining Costs (“AISC”) per GEO. Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. For both total cash costs and all-in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100% economic share in the production, such as MSC, where we hold a 49% interest. Total cash cost and all-in sustaining cash cost per GEO sold are calculated on a co-product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2021. Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non-GAAP financial measure. We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations. We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49% attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales. To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine-site level. The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100% basis, in Note 5 of McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2021. Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non-GAAP financial measure. We report this measure to better understand our liquidity in each reporting period. Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P.M. Fix spot price at the corresponding period. A reconciliation to the most directly comparable U.S. GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2021.